Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

January 22, 2024

Morgan Stanley Institutional Fund Trust

Supplement dated January 22, 2024 to the Morgan Stanley Institutional Fund Trust Summary Prospectuses, Prospectuses and Statement of Additional Information dated January 27, 2023

Dynamic Value Portfolio
Global Strategist Portfolio (the "Funds")

Effective immediately, Sergei Parmenov will no longer serve as a portfolio manager of the Funds. Accordingly, all references to Mr. Parmenov are removed from the Funds' Summary Prospectuses, Prospectuses and Statement of Additional Information. Cyril Moullé-Berteaux, Mark A. Bavoso and Douglas Rentz remain portfolio managers of the Dynamic Value Portfolio, and Cyril Moullé-Berteaux and Mark A. Bavoso remain portfolio managers of the Global Strategist Portfolio.

In addition, effective immediately: (i) the paragraphs under the tables in the sections of each Fund's Summary Prospectus titled "Fund Management—Portfolio Managers" and each Fund's Prospectus titled "Fund Summary—Fund Management—Portfolio Managers" are deleted in their entirety; (ii) the third paragraph of the section of each Fund's Prospectus titled "Fund Management—Portfolio Management" is deleted in its entirety; and (iii) the section of the Statement of Additional Information titled "Investment Advisory and Other Services—Participating Affiliate" is deleted in its entirety.

Please retain this supplement for future reference.

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